RSI RETIREMENT TRUST

                           SHORT-TERM INVESTMENT FUND

                       Supplement dated February 27, 2004
                      to Prospectus dated February 1, 2004

     The Board of Trustees (the "Trustees") of RSI Retirement Trust (the "Trust") has unanimously determined that it is in the best interest of the Trust and Unitholders of the Short-Term Investment Fund ("STIF") to terminate the STIF as promptly as practicable. The Trustees' decision is based primarily on the small size of the STIF and the effects of that size on the expenses of operating the STIF relative to its income. This termination requires the vote of a majority of STIF Unitholders. A proxy statement has been mailed to STIF Unitholders on February 27, 2004 requesting their votes at a meeting of Unitholders scheduled for March 23, 2004. If the termination is approved at the meeting, the Trustees intend, as promptly as practicable thereafter, to compulsorily redeem all outstanding Units of the STIF, cancel any unissued Units of the STIF, terminate any contractual relationships relating to the STIF, and terminate the STIF.

     The STIF continues to accept additional investments into the portfolio from new or existing Unitholders.

     The Trust has been informed by the STIF's adviser, Retirement System Investors Inc. ("Investors"), that it expects, at some point in the near future, possibly as early as March 15, 2004, to discontinue the voluntary expense cap that it provides for the STIF. For the fiscal year ended September 30, 2003, the STIF's Total Annual Fund Operating Expenses were capped by Investors at 0.80%. Without this voluntary fee waiver, the STIF's Total Annual Fund Operating Expenses would have been 1.67%.

     Unitholders of the STIF may be subject to tax as a result of the STIF's liquidation in the event distributed tax-qualified plan accounts and individual retirement accounts ("IRAs") are not maintained through a transfer or rollover into a tax-qualified plan account or IRA account. Please consult your own tax advisor.

     The proposed termination is not intended to have any effect on the operations of the Trust's other six investment funds, which will continue to operate as before.


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